Exhibit 10.22

March 1, 2013

To: UDR, Inc. Bank Group

Re:
Amendment to Credit Agreement dated as of October 25, 2011 (the “Credit Agreement”) among UDR, Inc. (“UDR”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”).

UDR has requested that Wells Fargo, as Administrative Agent, approve Fitch, Inc. as a Rating Agency under the Credit Agreement. Wells Fargo, as Administrative Agent, is supportive of this request.
In addition, UDR has asked the Lenders to amend the first paragraph of the definition of “Applicable Margin” so that it reads as follows:
“Applicable Margin” means the percentage rate set forth in the table below corresponding to the level (each a “Level”) into which the Borrower's Credit Rating then falls. As of the Agreement Date, the Applicable Margin is determined based on Level 31 Any change in the Borrower's Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 8.4.(k) that the Borrower's Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower's Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower's Credit Rating has changed. During any period for which the Borrower has received three Credit Ratings which are not equivalent, the Applicable Margin will be determined by (a) the highest Credit Rating if they differ by only one Level and (b) the average of the two highest Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Applicable Margin will be based on the Level corresponding to the second highest Credit Rating). During any period for which the Borrower has received only two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin will be determined by (i) the highest Credit Rating if they differ by only one Level and (ii) the median of the two Credit Ratings if they differ by two or more Levels (unless the median is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period for which the Borrower has received a Credit Rating from only one Rating Agency, the Applicable Margin shall be determined based on such Credit Rating so long as such Credit Rating is from either S&P or Moody's. During any period that the Borrower has (x) not received a Credit Rating from any Rating Agency or (x) received a Credit Rating from only one Rating Agency that is neither S&P or Moody's, the Applicable Margin shall be determined based on Levels. The provisions of this definition shall be subject to Section 2.5.(c).
Wells Fargo, as Administrative Agent and Lender, is supportive of UDR's request to amend the definition of “Applicable Margin” as set forth above and recommends each Lender agree to the requested amendment. To signify agreement to the requested amendment, a Lender should complete and execute the signature block on the following page of this letter agreement and send a pdf of the executed letter agreement by e-mail to Paul Cushing (paul.cushing@alston.com) by no later than s:oo pm EST on Wednesday, March 13, 2013.
If you have any questions of a business nature, please contact Amit Khimji at (704) 410-1150, or if you have questions of a legal nature please contact Paul Cushing at (404) 881-7578 at Alston & Bird.

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Carl Skanderup
Name:    Carl Skanderup
Title:    Vice President

Agreed and accepted:

Wells Fargo Bank, NA.
[Type Name of Lender]

By: /s/ Carl Skanderup
Name:    Carl Skanderup
Title:    Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

SunTrust Bank
[Type Name of Lender]

By: /s/ Gregory T. Horsfman
Name:    Gregory T. Horsfman
Title:    Senior Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Regions Bank
[Type Name of Lender]

By: /s/ Lori Chambers
Name:    Lori Chambers
Title:    Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Compass Bank

By: /s/ Brian Tuerff
Name:    Brian Tuerff
Title:    Senior Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Citibank, NA

By: /s/ John C. Rowland
Name:    John C. Rowland
Title:    Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:
Agreed and accepted:

Union Bank
[Type Name of Lender]

By: /s/ Warren H. Li
Name:    Warren H. Li
Title:    V.P.

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

JP MORGAN CHASE BANK, N.A.

By: /s/ Kimberly Turner
Name:    Kimberly Turner
Title:    Executive Director

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Morgan Stanley Bank, N.A.

By: /s/ Nick Zangarl
Name:    Nick Zangarl
Title:    Authorized Signatory

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Bank of America, N.A.

By: /s/ Helen Chan
Name:    Helen Chan
Title:    Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Capital One, N.A.
[Type Name of Lender]

By: /s/ Frederick H. Denecke
Name:    Frederick H. Denecke
Title:    Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ James A. Harmann
Name:    James A. Harmann
Title:    Senior Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

U.S. Bank
[Type Name of Lender]

By: /s/ Andrew Hyde
Name:    Andrew Hyde
Title:    Vice President

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

Credit Suisse AG,
CAYMAN ISLANDS BRANCH
[Type Name of Lender]

By: /s/ Mikhail Faybusovich        By: /s/ Tyler R. Smith
Name:    Mikhail Faybusovich        Name:    Tyler R. Smith
Title:    Director                Title:     Associate

Terms not defined herein that are defined in the Credit Agreement have the respective meanings given them in the Credit Agreement. This letter agreement may be executed in counterparts, and shall be governed by and construed in accordance with the laws of the State of New York.
Thank you for your consideration.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Agreed and accepted:

BRANCH BANKING AND TRUST COMPANY
[Type Name of Lender]

By: /s/ Steve Whitcomb
Name:    Steve Whitcomb
Title:    Senior Vice President